Exhibit 99.1



Whole Auto Loan Trust 2003-1
Computational Materials
------------------------------------------------------------------------------

                              SUBJECT TO REVISION

              Preliminary Term Sheet and Computational Materials

                              September 24, 2003

------------------------------------------------------------------------------


                                $2,766,930,000
                         Whole Auto Loan Trust 2003-1

                   Bear Stearns Asset Backed Funding II Inc.
                                   Depositor

                     Bear Stearns Asset Receivables Corp.
                                   Servicer

                  DaimlerChrysler Services North America LLC
                           Ford Motor Credit Company
                     General Motors Acceptance Corporation
                             Receivables Servicers

Whole Auto Loan Trust 2003-1
Computational Materials
------------------------------------------------------------------------------

     The information contained in the attached materials is referred to as the "Information".

     The attached Term Sheet has been prepared by Bear Stearns Asset Backed Funding II Inc. Neither Banc One Capital Markets, Inc. ("BOCM") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. BOCM is a subsidiary of Bank One Corporation. While certain of BOCM's affiliates are banks, BOCM is not a bank but a registered broker/dealer. Any obligations of BOCM are the sole responsibility of BOCM and do not create any obligations on the part of any affiliate of BOCM. Securities sold or offered by BOCM, as such, are not deposits, are not insured by the Federal Deposit Insurance Corporation and may lose value.

     The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. In addition, certain of the Information is based on information available on the date hereof and neither BOCM nor any of its affiliates assume any duty to update or revise such Information.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the BOCM Trading Desk at 312-732-7885.



                        BANC ONE CAPITAL MARKETS, INC.

Whole Auto Loan Trust 2003-1
Computational Materials
------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


                Principal Amount             Expected Ratings
   Class               ($)                  (Moody's/S&P/Fitch)           Coupon Type            Day Count
------------------------------------------------------------------------------------------------------------
Class A-1            758,000,000         P-1 / A-1+ /F1+                 Fixed Rate            Actual / 360
Class A-2            854,000,000         Aaa / AAA / AAA                 Fixed Rate              30 / 360
Class A-3            595,000,000         Aaa / AAA / AAA                 Fixed Rate              30 / 360
Class A-4            462,605,000         Aaa / AAA / AAA                 Fixed Rate              30 / 360
Class B               69,520,000         A1 / A / A+                     Fixed Rate              30 / 360
Class C               27,805,000         Baa1 / BBB / BBB+               Fixed Rate              30 / 360
------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
                                               Principal          Principal
                     Weighted Average/          Lockout            Window              First
                    Life to 10% Call /)       (months) to         (months)           Principal           Legal Final
   Class            to Maturity (years)         10% Call         to 10% Call       Payment Date          Payment Date
------------------------------------------------------------------------------------------------------------------------
Class A-1               0.26 / 0.26                0                  7               October-03           September-04
Class A-2               1.00 / 1.00                6                 13                 April-04               April-06
Class A-3               2.00 / 2.00                18                13                 April-05                 May-07
Class A-4               2.98 / 3.26                30                 8                 April-06               March-10
Class B                 1.84 / 1.84                8                 30                  June-04               March-10
Class C                 1.77 / 1.77                8                 25                  June-04               March-10
------------------------------------------------------------------------------------------------------------------------


Whole Auto Loan Trust 2003-1
Computational Materials
------------------------------------------------------------------------------

                      SUMMARY OF TERMS OF THE SECURITIES

The following summary is a short description of the main terms of the offering of the securities. For that reason, this summary does not contain all of the information that may be important to you. To fully understand the terms of the offering of the securities, you will need to read both the prospectus supplement and the prospectus in their entirety.

Issuer

Whole Auto Loan Trust 2003-1, a Delaware statutory trust, will use the proceeds from the issuance and sale of the securities to purchase from the depositor a pool of retail instalment sale contracts and loans secured by new and used automobiles and light-duty trucks, which constitute the receivables. The trust will rely upon collections on the receivables and the funds on deposit in certain accounts to make payments on the securities. The trust will be solely liable for the payment of the securities.

Depositor

Bear Stearns Asset Backed Funding II Inc.

Offered Securities

The following securities are being offered by the prospectus supplement:

         $758,000,000 Class A-1 [o]% Asset Backed Notes.

         $854,000,000 Class A-2 [o]% Asset Backed Notes.

         $595,000,000 Class A-3 [o]% Asset Backed Notes.

         $462,605,000 Class A-4 [o]% Asset Backed Notes.

         $69,520,000 Class B [o]% Asset Backed Notes.

         $27,805,000 Class C [o]% Asset Backed Notes.

The Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes are collectively referred to as the Class A Notes. The Class A Notes, Class B Notes and Class C Notes are collectively referred to as the "offered notes".

The trust will also issue (i) $69,520,000 Class D [o]% Asset Backed Notes and
(ii) Asset Backed Certificates, none of which are being offered by the prospectus supplement or the prospectus.

Closing Date

The trust expects to issue the securities on October [o], 2003.

Cut-off Date

September 1, 2003, except for some receivables originated by DaimlerChrysler Services North America LLC. The cut-off date for those receivables is September 3, 2003. The statistical information regarding the receivables contained in the prospectus supplement was calculated as of the applicable cut-off date for each receivable.

Sellers

Auto Loan Funding Trust II, a Delaware statutory trust and an affiliate of the depositor and Bear, Stearns & Co. Inc., will sell to the depositor the receivables originated or acquired by General Motors Acceptance Corporation or its subsidiaries.

Whole Auto Loan Trust, a Delaware statutory

Whole Auto Loan Trust 2003-1
Computational Materials
------------------------------------------------------------------------------

trust and an affiliate of the depositor and Bear, Stearns & Co. Inc., will sell to the depositor certain of the receivables originated by DaimlerChrysler Services North America LLC. Auto Loan Funding Trust IV, a Delaware statutory trust and an affiliate of the depositor and Bear, Stearns & Co. Inc., will sell to the depositor the remaining receivables originated by DaimlerChrysler Services North America LLC.

Auto Loan Funding Trust 2002-1, a Delaware statutory trust and an affiliate of the depositor and Bear, Stearns & Co. Inc., will sell to the depositor certain of the receivables originated by Ford Motor Credit Company. Ford Motor Credit Company will sell directly to the depositor the remaining receivables originated by it.

Originators or Acquirers

DaimlerChrysler Services North America LLC, Ford Motor Credit Company and General Motors Acceptance Corporation or its subsidiaries originated or acquired the receivables that will be transferred to the trust.

Servicer

Bear Stearns Asset Receivables Corp. The servicer is an affiliate of the depositor and Bear, Stearns & Co. Inc., an underwriter. The servicer was formed in November 2002 and has limited operating history and no experience in servicing motor vehicle retail instalment sale contracts or loans. The servicer will subcontract with the receivables servicers listed below to perform the servicer's obligations to use its reasonable efforts to collect amounts due on the receivables. The servicer will initially subcontract with Systems & Services Technologies, Inc. to perform the servicer's data administration obligations. The Bear Stearns Companies Inc., the parent of the servicer, will guarantee the obligations of the servicer under the sale and servicing agreement.

The aggregate servicing fee paid each month will equal 1/12th of 1.02% of the aggregate principal balance of the receivables at the beginning of the previous calendar month, payable as follows:

     o A servicing fee equal to 1/12th of 1.00% of the aggregate principal balance of the respective receivables serviced by a receivables servicer will be payable to it out of collections made by it.

     o The servicer will be entitled to the remaining portion of the aggregate servicing fee equal to 1/12th of 0.02% of the aggregate principal balance of all of the receivables for its data administration and reporting duties.

In addition to the servicing fee, the receivables servicers will be entitled to any late fees, prepayment charges and other administrative fees or similar charges allowed by applicable law.

Receivables Servicers

     o DaimlerChrysler Services North America LLC with respect to the receivables originated by it;

     o Ford Motor Credit Company with respect to the receivables originated by it; and

     o General Motors Acceptance Corporation with respect to the receivables originated or acquired by it or its subsidiaries.

Each receivables servicer will be contractually liable solely to the servicer to perform the receivables servicer's servicing obligations in respect of the receivables originated or acquired by it or its subsidiaries. A receivables servicer will not have any liability to the trust.

Whole Auto Loan Trust 2003-1
Computational Materials
------------------------------------------------------------------------------

Owner Trustee

Wilmington Trust Company, a Delaware banking and trust corporation.

Indenture Trustee

JPMorgan Chase Bank, a New York banking corporation.

Administrator

Bear Stearns Investment Products, Inc.

Data Administrator

The servicer will initially subcontract with another party to perform the servicer's data administration obligations. The data administrator will be contractually liable solely to the servicer to perform its data administration duties and will not have any liability to the trust. Initially, Systems & Services Technologies, Inc. will be the data administrator.

Payment Dates

On the 15th day of each month (or if the 15th day is not a Business Day, the next Business Day), the trust will pay interest and principal on the securities.

First Payment Date

The first payment date will be October 15, 2003.

Record Dates

On each payment date, the trust will pay interest and principal, if any, to the holders of the securities as of the related record date. The record dates for the securities will be the day immediately preceding the payment date. If definitive securities are issued for the securities, the record date will be the last day of the month immediately preceding the payment date.

Interest Rates

The trust will pay interest on the offered notes at their respective fixed per annum rates.

Interest Accrual

Class A-1 Notes

"Actual/360", accrued from the prior payment date (or the closing date, in the case of the first payment date) to and excluding the current payment date.

Class A-2, A-3, A-4, B and C Notes

"30/360", accrued from and including the 15th day of the previous month (or the closing date, in the case of the first payment date) to and excluding the 15th day of the current month.

This means that, if there are no outstanding shortfalls in the payment of interest, the interest due on each payment date will be the product of:

1.   the outstanding principal balance;

2.   the interest rate; and

3. (i) in the case of the Class A-1 Notes, the actual number of days in the accrual period divided by 360; and

     (ii) in the case of the Class A-2, A-3, A-4, B and C Notes, 30 divided by 360 (in the case of the first payment date, [o] divided by 360).

Whole Auto Loan Trust 2003-1
Computational Materials
------------------------------------------------------------------------------

Priority of Payments

From collections on the receivables (net of the portions of the servicing fee and other amounts payable to the receivables servicers) received during the prior calendar month, the trust will pay the following amounts on each payment date in the following order of priority:

     (1) Servicing Fee -- the servicing fee and any other amounts payable to the servicer;

     (2) Other Trust Fees -- the fees and any other amounts payable to the indenture trustee, the owner trustee, and the administrator;

     (3) Class A Note Interest-- accrued and unpaid interest due on the Class A Notes for payment ratably to the Class A Noteholders;

     (4) First Allocation of Principal -- to the principal distribution account an amount equal to the excess, if any, of (x) the aggregate principal balance of the Class A Notes over (y) the aggregate adjusted principal balance of the receivables;

     (5) Class B Note Interest -- accrued and unpaid interest due on the Class B Notes;

     (6) Second Allocation of Principal -- to the principal distribution account an amount equal to (1) the excess, if any, of (x) the aggregate principal balance of the Class A Notes and the Class B Notes over (y) the aggregate adjusted principal balance of the receivables minus (2) any amount deposited into the principal distribution account pursuant to the fourth item above;

     (7) Class C Note Interest -- accrued and unpaid interest due on the Class C Notes;

     (8) Third Allocation of Principal -- to the principal distribution account an amount equal to (1) the excess, if any, of (x) the aggregate principal balance of the Class A Notes, the Class B Notes and the Class C Notes over (y) the aggregate adjusted principal balance of the receivables, minus (2) any amounts deposited into the principal distribution account pursuant to the fourth and sixth items above;

     (9) Class D Note Interest -- accrued and unpaid interest due on the Class D Notes;

     (10) Regular Allocation of Principal -- to the principal distribution account an amount equal to (1) the excess, if any, of (x) the aggregate principal balance of the Class A Notes, Class B Notes, Class C Notes and Class D Notes over (y) (A) the aggregate adjusted principal balance of the receivables, minus (B) the target overcollateralization level with respect to such payment date, minus
          (2) any amounts deposited into the principal distribution account pursuant to the fourth, sixth and eighth items above; and

     (11) Residual -- any remaining funds to the certificateholders.

The adjusted principal balance of a receivable will be calculated on a monthly basis as follows:

     o if the interest rate borne by a receivable is at least equal to 6.00% per annum (a

Whole Auto Loan Trust 2003-1
Computational Materials
------------------------------------------------------------------------------

          "non-discount receivable"), its adjusted principal balance will be its principal balance; and

     o if the interest rate borne by a receivable is less than 6.00% per annum (a "discount receivable"), its adjusted principal balance will be the present value of all scheduled payments on that receivable, discounted from the due date on a monthly basis at the rate of 6.00% per annum.

We use the concept of adjusted principal balance to determine the amount to be deposited in the principal distribution account as described above and to determine the overcollateralization calculations described in the prospectus supplement. As of the applicable cut-off date, the aggregate adjusted principal balance of the receivables was $2,780,842,620.59 which is less than the initial aggregate principal balance of the notes. As of the applicable cut-off date, the weighted average interest rate of the receivables, after giving effect to adjustments to the discount receivables, was 7.29% per annum.

Principal Payments

The aggregate amount of principal payments to be made on all outstanding classes of notes on each payment date from the principal distribution account will generally be allocated among the notes, concurrently, in a manner intended generally to maintain credit support for each such class (after giving effect to such allocation) in an amount equal to the greater of (i) the target overcollateralization level and (ii) the following respective approximate percentages of the aggregate adjusted principal balance of the receivables (as of the end of the related collection period): 9.80% for the Class A Notes; 6.30% for the Class B Notes; 4.90% for the Class C Notes; and 1.40% for the Class D Notes. As a result of this allocation, after the credit support for each class is met, the most subordinate class of outstanding notes may receive a disproportionately larger percentage of principal distributions than more senior classes of outstanding notes.

The amount of principal payments allocated to the Class A Notes on each payment date will generally be applied in the following order of priority:

(i) to the Class A-1 Notes, until paid in full;

(ii) to the Class A-2 Notes, until paid in full;

(iii) to the Class A-3 Notes, until paid in full; and

(iv) to the Class A-4 Notes, until paid in full.

However, the following exceptions to these general rules will apply:

     o Until the Class A-1 Notes have been paid in full, all amounts available in the principal distribution account will be applied to the Class A-1 Notes, and no such amounts will be allocated to any other class of notes.

     o If the payment date is a final scheduled payment date for a class of notes, principal payments will be made first to that class of notes until that class is paid in full.

     o If, on any payment date, the annualized three month average net loss ratio exceeds

Whole Auto Loan Trust 2003-1
Computational Materials
------------------------------------------------------------------------------

               o 1.5% if that payment date is on or before the payment date in September 2004;

               o 2.0% if that payment date is after the payment date in September 2004 but not after the payment date in September 2006; and

               o 2.5% if such payment date is on or after the payment date in October 2006,

     then on such payment date and each subsequent payment date until that ratio is reduced to or below that level, the trust will pay principal in respect of the notes, sequentially, starting with the most senior and earliest maturing class (or subclass) of notes then outstanding (with respect to the Class A Notes, the earliest maturing subclass, beginning with the Class A-1 Notes) until that class is paid in full, and so on.

     o Any shortfall in the amount of funds available for principal payments on any payment date will reduce the principal payment on
          (1) the Class B Notes (up to the amount of the full target payment on the Class B Notes) before the principal payment on the Class A Notes is reduced; (2) the Class C Notes (up to the amount of the full target payment on the Class C Notes) before the principal payment on the Class B Notes is reduced; and (3) the Class D Notes (up to the amount of the full target payment on the Class D Notes) before the principal payment on the Class C Notes is reduced.

     o    Following the occurrence of

               o an event of default relating to default in the payment of principal or interest on any note or the occurrence of an event of insolvency or dissolution that has resulted in an acceleration of the Notes, prior to any liquidation of the receivables; or

               o any other event of default that has resulted in an acceleration of the Notes, prior to any liquidation of the receivables; or

               o any event of default that has resulted in an acceleration of the notes, following the liquidation of the receivables,

         then, in each such case, principal payments on the notes will be made in the order of priority as described under "Application of Available Collections--Priority of Payments Following Events of Default Resulting in Acceleration of the Notes" and "Description of the Notes--Certain Provisions of the Indenture--Events of Default" in the prospectus supplement.

Credit Enhancement

The credit enhancement for the securities will be as follows:

Class A Notes            Subordination of the Class B Notes, the Class C
                         Notes, and the Class D Notes to the extent provided in the prospectus supplement; and overcollateralization;

Class B Notes            Subordination of the Class C Notes and the Class D
                         Notes to the extent provided in the prospectus supplement; and overcollateralization; and

Class C Notes            Subordination of the Class D

Whole Auto Loan Trust 2003-1
Computational Materials
------------------------------------------------------------------------------

                         Notes to the extent provided in the prospectus supplement; and overcollateralization.

Subordination of Principal and Interest
---------------------------------------

As long as the Class A Notes remain outstanding, (1) payments of interest on the Class B Notes are subordinated to payments of interest and, under certain circumstances, principal on the Class A Notes, and (2) payments of principal on the Class B Notes are subordinated to payments of interest and principal on the Class A Notes and payments of interest on the Class B Notes.

As long as the Class B Notes remain outstanding, (1) payments of interest on the Class C Notes are subordinated to payments of interest and, under certain circumstances, principal on the Class A Notes and the Class B Notes, and (2) payments of principal on the Class C Notes are subordinated to payments of interest and principal on the Class A Notes and the Class B Notes and payments of interest on the Class C Notes.

As long as the Class C Notes remain outstanding, (1) payments of interest on the Class D Notes are subordinated to payments of interest and, under certain circumstances, principal on the Class A Notes, the Class B Notes and the Class C Notes and (2) payments of principal on the Class D Notes are subordinated to payments of interest and principal on the Class A Notes, the Class B Notes and the Class C Notes and payments of interest on the Class D Notes.

As long as the Class D Notes remain outstanding, payments on the certificates are subordinated to payments of interest and principal on the Class A Notes, Class B Notes, Class C Notes and Class D Notes.

For a more detailed discussion of the subordination of the securities and the priority of payments, including changes to the priority after certain events of default, you should read "Description of the Notes - Payments of Interest", " - Payments of Principal", and " - Subordination of the Class B Notes and the Class C Notes" in the prospectus supplement.

Overcollateralization
---------------------

The overcollateralization amount is the amount, if any, by which the aggregate adjusted principal balance of the receivables exceeds the aggregate principal balance of the notes. Initially, however, the aggregate principal balance of the notes will exceed the aggregate adjusted principal balance of the receivables by an amount equal to approximately 2.00% of the aggregate adjusted principal balance of the receivables as of the applicable cut-off date. As of the applicable cut-off date, the aggregate adjusted principal balance of the receivables was $2,780,842,620.59 which is less than the initial aggregate principal balance of the notes.

However, Item 10 of "Priority of Payments" above is intended to result in the application of all remaining funds, including any "excess spread", to achieve and maintain the target overcollateralization level. This application is expected to result in the payment of more principal of the notes in most months than the amount of principal paid on the receivables in the related period. To the extent that the aggregate principal balance of the notes is paid down to create an overcollateralization amount equal to the target overcollateralization level, credit enhancement in the form of overcollateralization is created.

The target overcollateralization level is intended to absorb anticipated losses on the receivables, but we cannot assure you that it will be sufficient to absorb any or all actual losses on the receivables. The target overcollateralization

Whole Auto Loan Trust 2003-1
Computational Materials
------------------------------------------------------------------------------

level on each payment date will be an amount equal to the greater of (x) 1.4% of the aggregate adjusted principal balance of the receivables or (y) $27,808,426.21, which amount is equal to approximately 1.0% of the initial aggregate adjusted principal balance of the receivables.

Optional Prepayment

The servicer has the option to purchase the outstanding receivables on any payment date on which the aggregate principal balance of the receivables has declined to 10% or less of their applicable cut-off date principal balance. The servicer may exercise its purchase option only if the purchase price is sufficient to pay the full amount of unpaid principal and accrued and unpaid interest (including interest on any past due interest, to the extent lawful) in respect of all the notes. Upon such purchase, your notes will be prepaid in full.

Final Scheduled Payment Dates

The trust is required to pay the entire principal amount of each class of notes, to the extent not previously paid, on the respective final scheduled payment dates specified on the cover page of the prospectus supplement.

Property of the Trust

The property of the trust will include the following:

     o the receivables and the collections on the receivables on or after the applicable cut-off date;

     o    security interests in the vehicles financed by the receivables;

     o    certain bank accounts; and

     o rights to proceeds under insurance policies that cover the obligors under the receivables or the vehicles financed by the receivables.

Composition of the Receivables

The composition of the receivables as of the applicable cut-off date is as follows:

o  Aggregate Principal
   Balance..................            $2,956,494,175.61
o  Number of
   Receivables..............                      164,637
o  Average Principal
   Balance..................                   $17,957.65
       (Range)..............          $19.96 - $76,776.61
o  Average Original
   Amount Financed..........                   $23,691.43
       (Range)..............       $1,004.00 - $88,292.70
o  Weighted Average
   Contract Rate............                        3.94%
       (Range)..............               0.00% - 29.95%
o  Weighted Average
   Adjusted Contract Rate...                        7.29%
o  Weighted Average
   Original Term............                    59 months
       (Range)..............        12 months - 98 months
o  Weighted Average
   Remaining Term.............                  47 months
       (Range)................        1 month - 72 months
o  Percentage of Aggregate
   Principal Balance of
   Receivables for
   New/Used Vehicles..........            89.30% / 10.70%

Whole Auto Loan Trust 2003-1
Computational Materials
------------------------------------------------------------------------------

Ratings

It is a condition to the issuance of the securities that:

     o the Class A-1 Notes be rated in the highest short-term rating category by at least two nationally recognized rating agencies;

     o the Class A-2 Notes be rated in the highest long-term rating category by at least two nationally recognized rating agencies;

     o the Class A-3 Notes be rated in the highest long-term rating category by at least two nationally recognized rating agencies;

     o the Class A-4 Notes be rated in the highest long-term rating category by at least two nationally recognized rating agencies;

     o the Class B Notes be rated in at least the "A" category (or its equivalent) by at least two nationally recognized rating agencies; and

     o the Class C Notes be rated in at least the "BBB" category (or its equivalent) by at least two nationally recognized rating agencies.

A rating is not a recommendation to purchase, hold or sell the offered notes, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The ratings of the offered notes address the likelihood of the payment of principal and interest on the offered notes according to their terms. A rating agency rating the offered notes may lower or withdraw its rating in the future, in its discretion, as to any class of the offered notes.

Money Market Eligibility

The Class A-1 Notes will be eligible securities for purchase by money market funds under paragraph (a)(10) of Rule 2a-7 under the Investment Company Act of 1940, as amended. A fund should consult with its advisor regarding the eligibility of the Class A-1 Notes under Rule 2a-7 and the fund's investment policies and objectives.

Minimum Denominations

$1,000 and integral multiples thereof.

Registration, Clearance and Settlement

Book-entry through DTC/Clearstream/ Euroclear.

Tax Status

Opinions of Counsel
-------------------

Sidley Austin Brown & Wood LLP will deliver its opinion that for federal income tax purposes:

     o    the offered notes will be characterized as debt; and

     o the trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation.

Investor Representations
------------------------

The trust agrees, and you agree by your purchase, to treat the notes as indebtedness for federal income tax purposes.

Whole Auto Loan Trust 2003-1
Computational Materials
------------------------------------------------------------------------------

Employee Benefit Plan Considerations

The offered notes will generally be eligible for purchase by employee benefit plans, subject to the considerations discussed under "Employee Benefit Plan Considerations" in the prospectus supplement and the prospectus.

Investor Information -- Mailing Address and Telephone Number

The mailing address of the principal executive offices of Bear Stearns Asset Backed Funding II Inc. is 383 Madison Avenue, New York, New York 10179. Its telephone number is (212) 272-3311.

Whole Auto Loan Trust 2003-1
Computational Materials
------------------------------------------------------------------------------

                             THE RECEIVABLES POOL

     The trust will own a pool of receivables consisting of retail instalment sale contracts and loans secured by security interests in the new and used automobiles and light-duty trucks financed by those contracts. The pool will consist of the receivables that the originators and the acquirers sold to the sellers on or prior to the closing date, which the sellers will in turn sell to the depositor. The depositor will simultaneously sell those receivables to the trust on the closing date together with other receivables that were sold directly by Ford Credit to the depositor. The receivables will include payments on the receivables that are made on or after applicable Cut-off Date. The Cut-off Date for the Ford Credit receivables, the GMAC receivables and some of the DCS receivables is September 1, 2003. The Cut-off Date for the remainder of the DCS receivables is September 3, 2003, and the aggregate principal balance of those receivables as of that date is $750,000,609.33.

Criteria Applicable to Selection of Receivables

     The receivables were selected for inclusion in the pool by several criteria, some of which are set forth in the prospectus under "The Receivables Pools". These criteria include the requirement that each receivable:

o has not been identified on the computer files of the related receivables servicer as relating to an obligor who was in bankruptcy proceedings as of the applicable Cut-off Date;

o has no payment more than 60 days past due as of the applicable Cut-off Date, calculated in accordance with the applicable receivables servicer's customary procedures; and

o has a remaining principal balance, as of the applicable Cut-off Date, of at least $19.96.

     No selection procedures believed by the depositor to be adverse to the noteholders were utilized in selecting the receivables. No receivable has a scheduled maturity later than September 30, 2009.

     The composition of the receivables as of the applicable Cut-off Date is as follows:


                                                                                                   Weighted Average
                                                 Percent of Applicable                           Remaining Term As of
                                                   Cut-off Date Pool       Weighted Average         the Applicable
 Originator / Acquirer    Number of Receivables         Balance              Original Term           Cut-off Date
 ---------------------    ---------------------  ---------------------       -------------       --------------------


DCS                               57,106                 32.35%                62 Months              50 Months

Ford Credit                       63,315                 33.82%                57 Months              43 Months

GMAC                              44,216                 33.82%                59 Months              49 Months
                          ---------------------  ---------------------       -------------       --------------------

     Aggregate                   164,637                100.00%                59 Months              47 Months
                          =====================  =====================       =============       ====================


o   Aggregate Principal
    Balance..............................................    $2,956,494,175.61
o   Number of
    Receivables..........................................    164,637
o   Average Principal
    Balance..............................................    $17,957.65

Whole Auto Loan Trust 2003-1
Computational Materials
------------------------------------------------------------------------------


       (Range)...........................................    $19.96 - $76,776.61
o   Average Original
    Amount Financed......................................    $23,691.43
       (Range)...........................................    $1,004.00 - $88,292.70
o   Weighted Average
    Contract Rate........................................    3.94%
       (Range)...........................................    0.00% - 29.95%
o   Weighted Average Adjusted
    Contract Rate........................................    7.29%
o   Weighted Average
    Original Term........................................    59 months
       (Range)...........................................    12 months to 98 months
o   Weighted Average
    Remaining Term.......................................    47 months
       (Range)...........................................    1 month to 72 months
o   Percentage of Aggregate Principal Balance
    of Receivables for New/Used Vehicles.................    89.30% / 10.70%


The geographical distribution and distribution by Contract Rate of the receivables as of the applicable Cut-off Date are set forth in the following tables.

 Geographic Distribution of the Receivables as of the applicable Cut-off Date


                                                      Percentage
                                                         of
                                                      Aggregate
                Number of                             Principal
State (1)      Receivables     Principal Balance     Balance (2)
-----------    ------------    -----------------     -----------
Alabama..........    2,901      $ 53,585,954.82        1.81%
Alaska...........      420         9,010,881.55        0.30%
Arizona..........    3,183        62,463,913.65        2.11%
Arkansas.........      380         5,708,093.31        0.19%
California.......   16,770       328,694,703.32       11.12%
Colorado.........    2,502        49,011,683.91        1.66%
Connecticut......    1,668        27,679,919.54        0.94%
Delaware.........      534         8,045,420.40        0.27%
Florida..........    9,800       177,456,990.67        6.00%
Georgia..........    5,671       113,780,508.31        3.85%
Hawaii...........      289         5,117,766.99        0.17%
Idaho............      715        14,453,947.40        0.49%
Illinois.........    7,226       120,184,297.67        4.07%
Indiana..........    3,523        62,556,963.38        2.12%
Iowa.............    1,142        18,091,858.55        0.61%
Kansas...........    1,810        33,507,469.31        1.13%
Kentucky.........    1,579        28,340,193.65        0.96%
Louisiana........    2,814        54,929,343.29        1.86%
Maryland.........    1,814        27,934,149.37        0.94%
Massachusetts....    1,497        22,631,711.50        0.77%
Michigan.........    8,568       159,532,756.00        5.40%
Minnesota........    3,010        53,531,850.28        1.81%
Mississippi......    2,359        45,909,401.19        1.55%
Missouri.........    4,726        80,392,090.47        2.72%
Montana..........      479         9,860,014.90        0.33%




                                                          Percentage
                                                              of
                                                           Aggregate
                     Number of                             Principal
State (1)           Receivables     Principal Balance     Balance (2)
-----------         -----------     -----------------     -----------
Nebraska.........          676       $ 11,009,932.05            0.37%
Nevada...........          732         16,336,155.03            0.55%
New Hampshire....        1,219         18,941,662.31            0.64%
New Jersey.......        3,972         64,068,912.27            2.17%
New Mexico.......        1,378         25,411,967.26            0.86%
New York.........        5,137         80,739,751.08            2.73%
North Carolina ..        6,516        115,230,532.98            3.90%
North Dakota.....          343          6,074,254.28            0.21%
Ohio.............       11,553        182,494,629.88            6.17%
Oklahoma.........        2,263         43,122,404.66            1.46%
Oregon...........        1,858         32,381,216.63            1.10%
Pennsylvania.....        8,313        115,215,849.60            3.90%
Rhode Island.....          293          4,552,567.77            0.15%
South Carolina ..        2,248         41,033,385.09            1.39%
South Dakota.....          388          6,774,318.25            0.23%
Tennessee........        2,055         43,531,798.09            1.47%
Texas............       17,248        345,137,007.86           11.67%
Utah.............          800         16,500,537.27            0.56%
Vermont..........          396          6,334,079.99            0.21%
Virginia.........        5,102         88,429,204.16            2.99%
Washington.......        2,437         48,455,553.15            1.64%
Washington DC....           45            651,045.70            0.02%
West Virginia....        1,030         15,194,780.47            0.51%
Wisconsin........        2,873         48,846,824.67            1.65%
Wyoming..........          382          7,613,921.68            0.26%
  TOTALS               164,637     $2,956,494,175.61          100.00%

--------------
(1) Based on the billing addresses of the obligors as of the applicable Cut-off Date.
(2) May not add to 100% due to rounding.

Whole Auto Loan Trust 2003-1
Computational Materials
------------------------------------------------------------------------------


          Distribution by Contract Rate of the Receivables as of the applicable Cut-off Date


                                                                                        Percentage of
                                                                                          Aggregate
                                          Number of                                       Principal
Range of Contract Rates (%)              Receivables         Principal Balance           Balance (1)
-------------------------------        ---------------     ---------------------       ---------------
    0.000 - 0.499..................        58,921           $1,256,291,102.61               42.49%
    0.500 - 0.999..................         4,520               62,449,843.20                2.11%
    1.500 - 1.999..................         8,820              185,367,931.36                6.27%
    2.000 - 2.499..................             4                   75,095.26                0.00%
    2.500 - 2.999..................         8,212              156,362,251.26                5.29%
    3.000 - 3.499..................            23                  412,616.42                0.01%
    3.500 - 3.999..................         9,451              181,148,772.87                6.13%
    4.000 - 4.499..................           673               12,298,674.06                0.42%
    4.500 - 4.999..................         7,818              139,570,085.88                4.72%
    5.000 - 5.499..................         1,336               26,000,567.71                0.88%
    5.500 - 5.999..................         8,524              134,529,371.74                4.55%
    6.000 - 6.499..................         1,967               34,208,897.00                1.16%
    6.500 - 6.999..................         5,680               86,717,505.77                2.93%
    7.000 - 7.499..................         2,518               37,660,526.16                1.27%
    7.500 - 7.999..................         5,601               77,682,858.77                2.63%
    8.000 - 8.499..................         2,643               38,472,180.14                1.30%
    8.500 - 8.999..................         4,333               62,375,285.45                2.11%
    9.000 - 9.499..................         2,539               37,826,165.93                1.28%
    9.500 - 9.999..................         4,317               60,813,138.51                2.06%
   10.000 - 10.499.................         1,956               29,473,587.17                1.00%
   10.500 - 10.999.................         3,707               55,791,087.72                1.89%
   11.000 - 11.499.................         1,840               28,190,032.51                0.95%
   11.500 - 11.999.................         3,016               45,203,636.01                1.53%
   12.000 - 12.499.................         1,745               25,559,864.66                0.86%
   12.500 - 12.999.................         2,589               36,354,773.47                1.23%
   13.000 - 13.499.................         1,009               13,738,250.64                0.46%
   13.500 - 13.999.................         1,527               20,257,169.66                0.69%
   14.000 - 14.499.................           807               10,394,494.60                0.35%
   14.500 - 14.999.................         1,231               15,834,437.33                0.54%
   15.000 - 15.499.................           736                9,487,093.40                0.32%
   15.500 - 15.999.................           876               10,938,734.21                0.37%
   16.000 - 16.499.................           480                6,378,151.86                0.22%
   16.500 - 16.999.................           724                9,350,865.42                0.32%
   17.000 - 17.499.................           445                5,649,388.33                0.19%
   17.500 - 17.999.................           601                7,311,594.87                0.25%
   18.000 - 18.499.................           819               10,586,120.04                0.36%
   18.500 - 18.999.................           346                3,807,075.72                0.13%
   19.000 - 19.499.................           199                1,985,414.14                0.07%
   19.500 - 19.999.................           318                3,355,769.69                0.11%
   20.000 - 20.499.................           478                5,207,188.34                0.18%
   20.500 - 20.999.................           122                1,273,128.84                0.04%
   21.000 - 21.499.................           362                3,197,183.26                0.11%
   21.500 - 21.999.................           126                1,170,093.98                0.04%
   22.000 - 22.499.................            76                  665,205.70                0.02%
   22.500 - 22.999.................            88                  833,009.37                0.03%
   23.000 - 23.499.................            57                  502,475.08                0.02%
   23.500 - 23.999.................            89                  818,198.99                0.03%
   24.000 - 24.499.................            71                  559,591.44                0.02%
   24.500 - 24.999.................            92                  787,333.69                0.03%


Whole Auto Loan Trust 2003-1
Computational Materials
------------------------------------------------------------------------------


                                                                                        Percentage of
                                                                                          Aggregate
                                          Number of                                       Principal
Range of Contract Rates (%)              Receivables         Principal Balance           Balance (1)
-------------------------------        ---------------     ---------------------       ---------------
   25.000 - 25.499.................            83                  626,606.14                0.02%
   25.500 - 25.999.................            38                  294,774.98                0.01%
   26.000 - 26.499.................            19                  182,319.62                0.01%
   26.500 - 26.999.................            15                  129,844.00                0.00%
   27.000 - 27.499.................            14                  113,452.35                0.00%
   27.500 - 27.999.................            13                   98,963.37                0.00%
   28.000 - 28.499.................             4                   23,659.00                0.00%
   28.500 - 28.999.................             6                   43,171.63                0.00%
   29.000 - 29.499.................             8                   29,727.96                0.00%
   29.500 - 29.999.................             5                   27,836.32                0.00%
TOTALS                                       164,637          $2,956,494,175.61             100.00%

--------------
(1) May not add to 100.00% due to rounding.


Whole Auto Loan Trust 2003-1
Computational Materials
------------------------------------------------------------------------------

     The tables (collectively, the "ABS Tables") captioned "Percent of Initial Note Principal Amount at Various ABS Percentages" has been prepared on the basis of the characteristics of the receivables. The ABS Tables assume that --

     o the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

     o interest received on Available Collections earned reinvestment income at a rate of 0.50% per annum for 30 days beginning in the second Collection Period;

     o each scheduled monthly payment on the receivables is made on the 15th day of each month and each month has 30 days;

     o payments on the notes are made on each payment date beginning on October 15, 2003 (and each payment date is assumed to be the 15th day of the applicable month), as described under "Application of Available Collections--Priority of Payments" in the prospectus supplement;

     o    no event of default occurs;

     o the notes are issued on October 7, 2003 and will begin to accrue interest on that date; and

     o except as otherwise specified, the servicer exercises its option to purchase the receivables on the earliest payment date on which it is permitted to do so.

     The ABS Tables indicate the projected weighted average life of each class of offered notes and sets forth the percent of the initial principal amount of each class of offered notes that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

The ABS Tables also assume that the receivables have been aggregated into hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, weighted average Contract Rate of interest, weighted average original term to maturity and weighted average remaining term to maturity as of the cut-off date) will be such that each pool will be fully amortized by the end of its remaining term to maturity. The pools have an assumed cut-off date of September 1, 2003.

Whole Auto Loan Trust 2003-1
Computational Materials
------------------------------------------------------------------------------


                                                                    Weighted Average    Weighted Average
                                               Weighted Average     Original Term to   Remaining Term to
                          Aggregate            Contract Rate of         Maturity            Maturity
      Pool            Principal Balance            Interest           (In Months)         (In Months)
                      ----------------------   ------------------   ------------------ -------------------
1...........                  $29,309,129.28              10.083%                  50                  18
2...........                   95,829,410.89              10.449%                  56                  33
3...........                  256,379,341.39              10.969%                  61                  44
4...........                  259,883,020.28              10.548%                  64                  55
5...........                  160,586,961.40               9.645%                  72                  67
6...........                      348,043.50               2.258%                  41                   2
7...........                    6,698,193.52               1.791%                  40                  11
8...........                   61,114,986.94               0.157%                  36                  14
9...........                   52,068,774.99               0.335%                  37                  17
10..........                   31,966,135.14               1.026%                  41                  20
11..........                   37,368,657.86               1.156%                  40                  23
12..........                   58,218,544.64               0.855%                  44                  26
13..........                   37,136,394.99               1.679%                  45                  29
14..........                   65,885,726.45               2.302%                  54                  32
15..........                   78,781,383.12               2.434%                  56                  35
16..........                  139,353,474.77               2.225%                  59                  38
17..........                    1,681,010.16               3.133%                  44                   5
18..........                   64,259,975.81               4.497%                  59                  41
19..........                   85,756,101.61               3.665%                  59                  44
20..........                  308,131,804.79               1.334%                  60                  47
21..........                  255,479,569.35               0.916%                  60                  50
22..........                  200,760,380.45               0.912%                  61                  53
23..........                  398,285,472.35               0.536%                  60                  56
24..........                  117,675,345.50               2.214%                  61                  59
25..........                  150,162,381.02               2.902%                  72                  68
26..........                    3,373,955.41               2.775%                  44                   8
                  ===========================
Total.......               $2,956,494,175.61


Whole Auto Loan Trust 2003-1
Computational Materials
------------------------------------------------------------------------------


                                   Percent of Initial Principal Amount at Various ABS Percentages

                                                 Class A-1 Notes                                     Class A-2 Notes
                                -----------------------------------------------      ----------------------------------------------
Payment Date                    0.00%    1.00%   1.20%   1.35%    1.50%   1.70%      0.00%    1.00%   1.20%   1.35%   1.50%   1.70%
----------------------------    -----    -----   -----   -----    -----   -----      -----    -----   -----   -----   -----   -----
Closing Date...................  100      100     100     100      100     100        100      100     100     100     100     100
October 15, 2003...............   90       86      85      84       83      82        100      100     100     100     100     100
November 15, 2003..............   81       73      71      69       67      65        100      100     100     100     100     100
December 15, 2003..............   72       60      57      54       52      48        100      100     100     100     100     100
January 15, 2004...............   63       47      43      40       37      32        100      100     100     100     100     100
February 15, 2004..............   53       34      29      25       22      16        100      100     100     100     100     100
March 15, 2004.................   44       21      16      12        7       1        100      100     100     100     100     100
April 15, 2004.................   35        9       3       0        0       0        100      100     100      98      94      87
May 15, 2004...................   26        0       0       0        0       0        100       97      92      87      83      77
June 15, 2004..................   17        0       0       0        0       0        100       88      82      78      73      66
July 15, 2004..................    8        0       0       0        0       0        100       79      73      68      63      56
August 15, 2004................    0        0       0       0        0       0        100       71      64      59      54      46
September 15, 2004.............    0        0       0       0        0       0         93       63      56      51      45      37
October 15, 2004...............    0        0       0       0        0       0         86       55      48      42      36      27
November 15, 2004..............    0        0       0       0        0       0         79       47      39      33      27      18
December 15, 2004..............    0        0       0       0        0       0         73       39      32      26      19      10
January 15, 2005...............    0        0       0       0        0       0         66       32      24      18      11       2
February 15, 2005..............    0        0       0       0        0       0         60       25      17      10       4       0
March 15, 2005.................    0        0       0       0        0       0         54       18      10       3       0       0
April 15, 2005.................    0        0       0       0        0       0         48       12       3       0       0       0
May 15, 2005...................    0        0       0       0        0       0         42        5       0       0       0       0
June 15, 2005..................    0        0       0       0        0       0         37        0       0       0       0       0
July 15, 2005..................    0        0       0       0        0       0         31        0       0       0       0       0
August 15, 2005................    0        0       0       0        0       0         25        0       0       0       0       0
September 15, 2005.............    0        0       0       0        0       0         19        0       0       0       0       0
October 15, 2005...............    0        0       0       0        0       0         14        0       0       0       0       0
November 15, 2005..............    0        0       0       0        0       0          8        0       0       0       0       0
December 15, 2005..............    0        0       0       0        0       0          2        0       0       0       0       0
January 15, 2006...............    0        0       0       0        0       0          0        0       0       0       0       0
February 15, 2006..............    0        0       0       0        0       0          0        0       0       0       0       0
March 15, 2006.................    0        0       0       0        0       0          0        0       0       0       0       0
April 15, 2006.................    0        0       0       0        0       0          0        0       0       0       0       0
May 15, 2006...................    0        0       0       0        0       0          0        0       0       0       0       0
June 15, 2006..................    0        0       0       0        0       0          0        0       0       0       0       0
July 15, 2006..................    0        0       0       0        0       0          0        0       0       0       0       0
August 15, 2006................    0        0       0       0        0       0          0        0       0       0       0       0
September 15, 2006.............    0        0       0       0        0       0          0        0       0       0       0       0
October 15, 2006...............    0        0       0       0        0       0          0        0       0       0       0       0
November 15, 2006..............    0        0       0       0        0       0          0        0       0       0       0       0
December 15, 2006..............    0        0       0       0        0       0          0        0       0       0       0       0
January 15, 2007...............    0        0       0       0        0       0          0        0       0       0       0       0
February 15, 2007..............    0        0       0       0        0       0          0        0       0       0       0       0
March 15, 2007.................    0        0       0       0        0       0          0        0       0       0       0       0
April 15, 2007.................    0        0       0       0        0       0          0        0       0       0       0       0
May 15, 2007...................    0        0       0       0        0       0          0        0       0       0       0       0
June 15, 2007..................    0        0       0       0        0       0          0        0       0       0       0       0
July 15, 2007..................    0        0       0       0        0       0          0        0       0       0       0       0
August 15, 2007................    0        0       0       0        0       0          0        0       0       0       0       0
Weighted Average Life to Call
(1)(2).........................  0.43     0.30    0.27    0.26     0.25    0.23       1.55     1.13    1.06    1.00    0.95    0.88
Weighted Average Life to
Maturity (1)...................  0.43     0.30    0.27    0.26     0.25    0.23       1.55     1.13    1.06    1.00    0.95    0.88
        ----------
     (1)  The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c)
          dividing the sum by the related initial principal amount of the note.
     (2)  This calculation assumes that the servicer purchases the outstanding receivables on the earliest payment date on which it is permitted to do so.

     *    Indicates a number less than 0.5% but greater than 0.0%.



Whole Auto Loan Trust 2003-1
Computational Materials
------------------------------------------------------------------------------


                                   Percent of Initial Principal Amount at Various ABS Percentages

                                                 Class A-3 Notes                                      Class A-4 Notes
                                -----------------------------------------------      ----------------------------------------------
Payment Date                    0.00%    1.00%   1.20%   1.35%    1.50%   1.70%      0.00%    1.00%   1.20%   1.35%   1.50%   1.70%
----------------------------    -----    -----   -----   -----    -----   -----      -----    -----   -----   -----   -----   -----
Closing Date...................  100      100     100     100      100     100        100      100     100     100     100     100
October 15, 2003...............  100      100     100     100      100     100        100      100     100     100     100     100
November 15, 2003..............  100      100     100     100      100     100        100      100     100     100     100     100
December 15, 2003..............  100      100     100     100      100     100        100      100     100     100     100     100
January 15, 2004...............  100      100     100     100      100     100        100      100     100     100     100     100
February 15, 2004..............  100      100     100     100      100     100        100      100     100     100     100     100
March 15, 2004.................  100      100     100     100      100     100        100      100     100     100     100     100
April 15, 2004.................  100      100     100     100      100     100        100      100     100     100     100     100
May 15, 2004...................  100      100     100     100      100     100        100      100     100     100     100     100
June 15, 2004..................  100      100     100     100      100     100        100      100     100     100     100     100
July 15, 2004..................  100      100     100     100      100     100        100      100     100     100     100     100
August 15, 2004................  100      100     100     100      100     100        100      100     100     100     100     100
September 15, 2004.............  100      100     100     100      100     100        100      100     100     100     100     100
October 15, 2004...............  100      100     100     100      100     100        100      100     100     100     100     100
November 15, 2004..............  100      100     100     100      100     100        100      100     100     100     100     100
December 15, 2004..............  100      100     100     100      100     100        100      100     100     100     100     100
January 15, 2005...............  100      100     100     100      100     100        100      100     100     100     100     100
February 15, 2005..............  100      100     100     100      100      91        100      100     100     100     100     100
March 15, 2005.................  100      100     100     100       95      81        100      100     100     100     100     100
April 15, 2005.................  100      100     100      95       85      71        100      100     100     100     100     100
May 15, 2005...................  100      100      95      85       75      61        100      100     100     100     100     100
June 15, 2005..................  100       98      86      76       66      51        100      100     100     100     100     100
July 15, 2005..................  100       90      77      67       57      42        100      100     100     100     100     100
August 15, 2005................  100       81      68      58       48      33        100      100     100     100     100     100
September 15, 2005.............  100       73      60      50       40      25        100      100     100     100     100     100
October 15, 2005...............  100       64      52      42       32      17        100      100     100     100     100     100
November 15, 2005..............  100       56      44      34       24      10        100      100     100     100     100     100
December 15, 2005..............  100       49      36      27       17       2        100      100     100     100     100     100
January 15, 2006...............   95       41      29      20       10       0        100      100     100     100     100      94
February 15, 2006..............   87       34      22      13        3       0        100      100     100     100     100      86
March 15, 2006.................   79       27      15       6        0       0        100      100     100     100      96      78
April 15, 2006.................   71       20       9       0        0       0        100      100     100     100      88      71
May 15, 2006...................   63       13       2       0        0       0        100      100     100      92      80      64
June 15, 2006..................   55        7       0       0        0       0        100      100      95      84      73      58
July 15, 2006..................   48        1       0       0        0       0        100      100      88      77      67       0
August 15, 2006................   41        0       0       0        0       0        100       94      81      71      60       0
September 15, 2006.............   34        0       0       0        0       0        100       87      74      65       0       0
October 15, 2006...............   26        0       0       0        0       0        100       80      68      59       0       0
November 15, 2006..............   19        0       0       0        0       0        100       73      62       0       0       0
December 15, 2006..............   13        0       0       0        0       0        100       67       0       0       0       0
January 15, 2007...............    6        0       0       0        0       0        100       61       0       0       0       0
February 15, 2007..............    0        0       0       0        0       0         99        0       0       0       0       0
March 15, 2007.................    0        0       0       0        0       0         91        0       0       0       0       0
April 15, 2007.................    0        0       0       0        0       0         83        0       0       0       0       0
May 15, 2007...................    0        0       0       0        0       0         74        0       0       0       0       0
June 15, 2007..................    0        0       0       0        0       0         67        0       0       0       0       0
July 15, 2007..................    0        0       0       0        0       0         61        0       0       0       0       0
August 15, 2007................    0        0       0       0        0       0          0        0       0       0       0       0
Weighted Average Life to Call
(1)(2).........................  2.80    2.24    2.10     2.00     1.90    1.76       3.75     3.24    3.08    2.98    2.83    2.65
Weighted Average Life to
Maturity (1)...................  2.80    2.24    2.10     2.00     1.90    1.76       4.01     3.53    3.39    3.26    3.11    2.90
     ----------
     (1)  The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c)
          dividing the sum by the related initial principal amount of the note.
     (2)  This calculation assumes that the servicer purchases the outstanding receivables on the earliest payment date on which it is permitted to do so.

     *    Indicates a number less than 0.5% but greater than 0.0%.



Whole Auto Loan Trust 2003-1
Computational Materials
------------------------------------------------------------------------------


                                   Percent of Initial Principal Amount at Various ABS Percentages

                                                  Class B Notes                                    Class C Notes
                                -----------------------------------------------      ----------------------------------------------
Payment Date                    0.00%    1.00%   1.20%   1.35%    1.50%   1.70%      0.00%    1.00%   1.20%   1.35%   1.50%   1.70%
----------------------------    -----    -----   -----   -----    -----   -----      -----    -----   -----   -----   -----   -----
Closing Date...................  100      100     100     100      100     100        100      100     100     100     100     100
October 15, 2003...............  100      100     100     100      100     100        100      100     100     100     100     100
November 15, 2003..............  100      100     100     100      100     100        100      100     100     100     100     100
December 15, 2003..............  100      100     100     100      100     100        100      100     100     100     100     100
January 15, 2004...............  100      100     100     100      100     100        100      100     100     100     100     100
February 15, 2004..............  100      100     100     100      100     100        100      100     100     100     100     100
March 15, 2004.................  100      100     100     100      100     100        100      100     100     100     100     100
April 15, 2004.................  100      100     100     100      100     100        100      100     100     100     100     100
May 15, 2004...................  100      100     100     100       98      96        100      100     100     100      98      96
June 15, 2004..................  100      100      98      96       94      91        100      100      98      96      94      91
July 15, 2004..................  100       97      94      92       89      86        100       97      94      92      89      86
August 15, 2004................  100       93      90      87       85      81        100       93      90      87      85      81
September 15, 2004.............  100       89      86      83       80      77        100       89      86      83      80      77
October 15, 2004...............  100       85      82      79       76      72        100       85      82      79      76      72
November 15, 2004..............   97       81      78      75       72      68         97       81      78      75      72      68
December 15, 2004..............   94       78      74      71       68      64         94       78      74      71      68      64
January 15, 2005...............   91       74      71      68       64      60         91       74      71      68      64      60
February 15, 2005..............   88       71      67      64       61      56         88       71      67      64      61      56
March 15, 2005.................   85       68      64      61       57      53         85       68      64      61      57      53
April 15, 2005.................   82       65      60      57       54      49         82       65      60      57      54      49
May 15, 2005...................   79       61      57      54       51      46         79       61      57      54      51      46
June 15, 2005..................   76       58      54      51       48      43         76       58      54      51      48      43
July 15, 2005..................   74       56      51      48       45      40         74       56      51      48      45      40
August 15, 2005................   71       53      49      45       42      37         71       53      49      45      42      37
September 15, 2005.............   68       50      46      42       39      34         68       50      46      42      39      34
October 15, 2005...............   65       47      43      40       36      32         65       47      43      40      36      32
November 15, 2005..............   63       45      40      37       34      29         63       45      40      37      34      29
December 15, 2005..............   60       42      38      35       31      27         60       42      38      35      31      20
January 15, 2006...............   57       40      36      32       29      24         57       40      36      32      29      10
February 15, 2006..............   55       37      33      30       27      22         55       37      33      30      21       *
March 15, 2006.................   52       35      31      28       25      17         52       35      31      25      11       0
April 15, 2006.................   49       33      29      26       23      11         49       33      29      16       2       0
May 15, 2006...................   47       30      27      24       18       6         47       30      20       7       0       0
June 15, 2006..................   44       28      25      21       13       2         44       27      11       0       0       0
July 15, 2006..................   42       26      23      16        8       0         42       18       2       0       0       0
August 15, 2006................   39       24      19      11        4       0         39        9       0       0       0       0
September 15, 2006.............   37       22      14       7        0       0         37        1       0       0       0       0
October 15, 2006...............   35       18       9       3        0       0         35        0       0       0       0       0
November 15, 2006..............   32       13       5       0        0       0         32        0       0       0       0       0
December 15, 2006..............   30        9       0       0        0       0         30        0       0       0       0       0
January 15, 2007...............   28        4       0       0        0       0         25        0       0       0       0       0
February 15, 2007..............   26        0       0       0        0       0         15        0       0       0       0       0
March 15, 2007.................   23        0       0       0        0       0          6        0       0       0       0       0
April 15, 2007.................   20        0       0       0        0       0          0        0       0       0       0       0
May 15, 2007...................   14        0       0       0        0       0          0        0       0       0       0       0
June 15, 2007..................    9        0       0       0        0       0          0        0       0       0       0       0
July 15, 2007..................    4        0       0       0        0       0          0        0       0       0       0       0
August 15, 2007................    0        0       0       0        0       0          0        0       0       0       0       0
Weighted Average Life to Call
(1)(2).........................  2.55     2.05    1.93    1.84     1.75    1.62       2.49     1.97    1.86    1.77    1.68    1.56
Weighted Average Life to
Maturity (1)...................  2.55     2.05    1.93    1.84     1.75    1.62       2.49     1.97    1.86    1.77    1.68    1.56

     ----------

     (1)  The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c)
          dividing the sum by the related initial principal amount of the note.

     (2)  This calculation assumes that the servicer purchases the outstanding receivables on the earliest payment date on which it is permitted to do so.

     *    Indicates a number less than 0.5% but greater than 0.0%.



Whole Auto Loan Trust 2003-1
Computational Materials
------------------------------------------------------------------------------


               Percent of Initial Principal Amount at Various ABS Percentages

                                                           Class D Notes
                                     -------------------------------------------------------
Payment Date                          0.00%    1.00%     1.20%     1.35%     1.50%     1.70%
-----------------------------         -----    -----     -----     -----     -----     -----
Closing Date......................     100      100       100       100       100       100
October 15, 2003..................     100      100       100       100       100       100
November 15, 2003.................     100      100       100       100       100       100
December 15, 2003.................     100      100       100       100       100       100
January 15, 2004..................     100      100       100       100       100       100
February 15, 2004.................     100      100       100       100       100       100
March 15, 2004....................     100      100       100       100       100       100
April 15, 2004....................     100      100       100       100       100       100
May 15, 2004......................     100      100       100       100        98        94
June 15, 2004.....................     100      100        97        94        91        87
July 15, 2004.....................     100       96        92        88        85        80
August 15, 2004...................     100       90        86        82        79        73
September 15, 2004................     100       85        80        76        73        67
October 15, 2004..................     100       79        74        71        67        61
November 15, 2004.................      95       74        69        65        61        55
December 15, 2004.................      91       69        64        60        55        49
January 15, 2005..................      87       64        59        55        50        44
February 15, 2005.................      83       59        54        50        45        39
March 15, 2005....................      79       55        49        45        40        34
April 15, 2005....................      75       50        45        40        36        29
May 15, 2005......................      71       46        40        36        31        24
June 15, 2005.....................      67       42        36        31        27        20
July 15, 2005.....................      63       38        32        27        23        16
August 15, 2005...................      59       34        28        23        18        12
September 15, 2005................      55       30        24        19        15         8
October 15, 2005..................      52       26        20        16        11         4
November 15, 2005.................      48       22        17        12         7         1
December 15, 2005.................      44       19        13         9         4         0
January 15, 2006..................      40       15        10         5         1         0
February 15, 2006.................      37       12         6         2         0         0
March 15, 2006....................      33        9         3         0         0         0
April 15, 2006....................      29        6         *         0         0         0
May 15, 2006......................      25        2         0         0         0         0
June 15, 2006.....................      22        0         0         0         0         0
July 15, 2006.....................      18        0         0         0         0         0
August 15, 2006...................      15        0         0         0         0         0
September 15, 2006................      12        0         0         0         0         0
October 15, 2006..................       8        0         0         0         0         0
November 15, 2006.................       5        0         0         0         0         0
December 15, 2006.................       2        0         0         0         0         0
January 15, 2007..................       0        0         0         0         0         0
February 15, 2007.................       0        0         0         0         0         0
March 15, 2007....................       0        0         0         0         0         0
April 15, 2007....................       0        0         0         0         0         0
May 15, 2007......................       0        0         0         0         0         0
June 15, 2007.....................       0        0         0         0         0         0
July 15, 2007.....................       0        0         0         0         0         0
August 15, 2007...................       0        0         0         0         0         0
Weighted Average Life to Call (1)(2)   2.12     1.62      1.52      1.44      1.37      1.27
Weighted Average Life to Maturity
(1)...............................     2.12     1.62      1.52      1.44      1.37      1.27
     ----------
     (1)  The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c)
          dividing the sum by the related initial principal amount of the note.
     (2)  This calculation assumes that the servicer purchases the outstanding receivables on the earliest payment date on which it is permitted to do so.

     *    Indicates a number less than 0.5% but greater than 0.0%.


     The ABS Tables have been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables, which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.